UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2021

CENAQ Energy Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40743	85-1863331
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

550 Post Oak Place Dr., Suite 300, Houston, Texas	77027
(Address of Principal Executive Offices)	(Zip Code)

(713) 820-6300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and three-quarters of one warrant	CENQU	The NASDAQ Stock Market LLC
Class A common stock, par value $0.0001 per share	CENQ	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	CENQW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

On August 12, 2021, the Registration Statement on Form S-1 (SEC File No. 333-253695) (the “Registration Statement”) relating to the initial public offering (“IPO”) of units of CENAQ Energy Corp. (the “Company”) was declared effective by the Securities and Exchange Commission (“SEC”).

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●	Underwriting Agreement, dated August 12, 2021

●	Warrant Agreement between Continental Stock Transfer & Trust Company and CENAQ Energy Corp. dated August 17, 2021.

●	Letter Agreement among CENAQ Energy Corp. and its officers and directors and CENAQ Sponsor, LLC dated August 12, 2021.

●	Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and CENAQ Energy Corp dated August 17, 2021.

●	Registration Rights Agreement among CENAQ Energy Corp. and certain security holders dated August 17, 2021.

●	Underwriters Warrants Purchase Agreement between CENAQ Energy Corp. and the Underwriters dated August 17, 2021.

●	Letter Agreement between CENAQ Energy Corp. and the Underwriters dated August 17, 2021.

Each of the foregoing agreements are attached as Exhibits and is incorporated into this Item 1.01 by reference.

Item 3.02.Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company completed the private sale of 6,000,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant (the “Private Placement”), to the Sponsor and the Underwriters.  The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that the Sponsor and the Underwriters agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination.

Item 5.03.Amendments to Certificate of Incorporation or Bylaws.

On August 5, 2021, the Company filed its Amended and Restated Certificate of Incorporation in the State of Delaware.  The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Certificate of Incorporation is incorporated by reference herein.

  Item 5.02 Election of Directors.

On August 12, 2021, effective simultaneously with the effectiveness of the Company’s Registration Statement, Benjamin Francisco Salinas Sada, Denise Dubard, Michael S. Bahorich and David Bullion were appointed as members of the Board of Directors of the Company (the “Board”). The Board has determined that Denise Dubard, Michael S. Bahorich and David Bullion are “independent directors” as defined in the NASDAQ listing standards and applicable SEC standards.

On August 12, 2021, in connection with the effectiveness of the Company’s Registration Statement, the Company entered into indemnification agreements with the members of the Board that require the Company to indemnify each of them to the fullest extent permitted by applicable law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

The foregoing description is qualified in its entirety by reference to the full text of the indemnification agreement, the form of which is filed as Exhibit 10.6 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

  Item 7.01 Regulation FD Disclosure.

On August 12, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

On August 17, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached press releases included as Exhibits 99.1 and 99.2 to this report is deemed to be “furnished” solely pursuant to Item 7.01 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or the exhibits be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 9.01Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated August 12, 2021, between the Company and Imperial Capital, LLC, as representative of the several underwriters.
3.1	Third Amended and Restated Certificate of Incorporation.
4.1	Specimen Unit Certificate.
4.4	Warrant Agreement between Continental Stock Transfer & Trust Company and CENAQ Energy Corp. dated August 17, 2021.
10.1	Letter Agreement among CENAQ Energy Corp. and its officers and directors and CENAQ Sponsor, LLC dated August 12, 2021.
10.2	Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and CENAQ Energy Corp dated August 17, 2021.
10.3	Registration Rights Agreement among CENAQ Energy Corp. and certain security holders dated August 17, 2021.
10.4	Underwriters Warrants Purchase Agreement between CENAQ Energy Corp. and the Underwriters dated August 17, 2021.
10.5	Letter Agreement between CENAQ Energy Corp. and the Underwriters dated August 17, 2021.
10.6	Form of Indemnity Agreement.
99.1	Press Release, dated August 12, 2021.
99.2	Press Release, dated August 17, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENAQ Energy Corp.

Date: August 17, 2021	By:	/s/ J. Russell Porter
	Name:	J. Russell Porter.
	Title:	Chief Executive Officer

3